SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 26, 2002
                                                          ---------------


                                  VOXWARE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


 Delaware                           0-21403                     36-3934824
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                 08648
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (609) 514-4100
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 26, 2002 Voxware, Inc. (the "Company") determined to dismiss Arthur Andersen LLP ("Andersen") as its independent auditors and to engage the services of WithumSmith + Brown ("WSB") as its new independent auditors. The change in auditors was effective August 26, 2002. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its audit committee. WSB will audit the financial statements of the Company for the fiscal year ended June 30, 2002.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through March 31, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. Andersen's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended June 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles, except that the financial statements for the year ended June 30, 2001 were prepared assuming that the Company would continue as a going concern.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through March 31, 2002, the Company did not consult with WSB regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Voxware, Inc.



                                     By: /s/ Nicholas Narlis
                                         -------------------------------
                                         Nicholas Narlis
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer
                                         (Principal Financial Officer)


Date:  August 28, 2002